SUB-ITEM 77Q1(A):  EXHIBITS


CLASS A SHARES EXHIBIT
TO
MULTIPLE CLASS PLAN
(REVISED 12/31/15)

1.  SEPARATE ARRANGEMENT AND EXPENSE ALLOCATION

For purposes of Rule 18f-3 under the Act, the basic distribution and shareholder servicing arrangement of the Class A Shares will consist of sales and shareholder servicing by financial intermediaries in consideration of the payment of a portion of the applicable sales load ("dealer reallowance")and a shareholder service fee. When indicated on the Schedule to this Exhibit, the principal underwriter and financial intermediaries may also receive payments for distribution and/or administrative services under a 12b-1 Plan. In connection with this basic arrangement, Class A Shares will bear the following fees and expenses:

Fees and Expenses
Maximum Amount Allocated Class A Shares

Sales Load
Up to 5.5% of the public offering price

Contingent Deferred Sales Charge ("CDSC")
0.00%

Shareholder Service Fee
Up to 25 basis points (0.25%) of the average daily net asset value

12b-1 Fee
As set forth in the attached Schedule

Redemption Fee
As set forth in the attached Schedule

Other Expenses
Itemized expenses incurred by the Fund with respect to holders of Class
 A Shares as described in Section 3 of the Plan



2.  CONVERSION AND EXCHANGE PRIVILEGES

For purposes of Rule 18f-3, Class A Shares have the following conversion rights and exchange privileges at the election of the shareholder:

Conversion Rights:
At the election of the shareholder, Class A Shares may be converted into Institutional Shares or Service Shares.


Exchange Privilege:
Class A Shares may be exchanged for Class A Shares of any other Fund

In any exchange, the shareholder shall receive shares having the same aggregate net asset value as the shares surrendered.
Exchanges to any other Class shall be treated in the same manner as a redemption and purchase.




3.  EXCEPTIONS TO BASIC ARRANGEMENTS

For purposes of Rules 22d-1 and 6c-10 under the Act, unless otherwise specified on the Schedule to this Exhibit, the scheduled variations in sales loads and contingent deferred sales charges are as follows:

(A)  BASIC SALES LOAD SCHEDULE

The basic schedule of sales loads for Class A Shares of Funds so designated on the Schedule to this Exhibit is as follows:

Purchase Amount
Sales Load as a Percentage of Public Offering Price

Less than $50,000
5.50%

$50,000 but less than $100,000
4.50%

$100,000 but less than $250,000
3.75%

$250,000 but less than $500,000
2.50%

$500,000 but less than $1 million
2.00%

$1 million or greater
0.00%

(B)  FIXED INCOME SALES LOAD SCHEDULE

The schedule of sales loads for Class A Shares of Funds so designated on the Schedule to this Exhibit is as follows:

Purchase Amount
Sales Charge as a Percentage of Public Offering Price

Less than $100,000
4.50%

$100,000 but less than $250,000
3.75%

$250,000 but less than $500,000
2.50%

$500,000 but less than $1 million
2.00%

$1 million or greater
0.00%

(C)  MODIFIED FIXED INCOME SALES LOAD SCHEDULE

The schedule of sales loads for Class A Shares of Funds so designated on the Schedule to this Exhibit is as follows:

Purchase Amount
Sales Charge as a Percentage of Public Offering Price

Less than $250,000
1.00%

$250,000 or greater
0.00%

(D)  MONEY MARKET LOAD SCHEDULE

The Schedule of sales loads for Class A Shares of Funds so designated on the Schedule to this Exhibit is as follows:

Purchase Amount
Sales Charge as a Percentage ofPublic Offering Price

All purchases
0.00%

(E)  ULTRASHORT BOND LOAD SCHEDULE

The Schedule of sales loads for Class A Shares of Funds so designated on the Schedule to this Exhibit is as follows:

Purchase Amount
Sales Charge as a Percentage of Public Offering Price

Less than $50,000
2.00%

$50,000 but less than $100,000
1.75%

$100,000 but less than $250,000
1.50%

$250,000 +
0.00%

(F)  "LARGE TICKET" PURCHASES

Unless otherwise indicated on the Schedule to this Exhibit, a financial intermediary that places an order to purchase $1,000,000 or more of Class A Shares shall receive from the principal underwriter an advance commission equal to 75 basis points (0.75%) of the public offering price. In such event, notwithstanding anything to the contrary in the Plan or this Exhibit, such Class A Shares shall be subject to a contingent deferred sales charge upon redemption within 24 months of purchase equal to 75 basis points (0.75%) of the lesser of (x) the purchase price of the Class A Shares or (y) the redemption price of the Class A Shares. Any contingent deferred sales charge received upon redemption of Class A Shares shall be paid to the principal underwriter in consideration of the advance commission.

(G)  REDUCING OR ELIMINATING THE SALES LOAD

Contingent upon notification to the Fund's principal underwriter or transfer agent, in applying the exceptions set forth in this
Section 3, the purchase amount shall take into account:

* Discounts achieved by combining concurrent purchases of and/or current investment in Class A, Class B, Class C,
Class F, and Class R Shares, made or held by (or on behalf of) the investor, the investor's spouse, and the investor's children under age 21 (regardless of whether the purchases or investments are made or held directly or through an investment professional or through a single-participant retirement account); provided that such purchases and investments can be linked using tax identification numbers (TINs), social security numbers
(SSNs), or Broker Identification Numbers (BINs); and
*  Letters of intent to purchase a certain amount of Class
A Shares within a thirteen month period.

  (H)  WAIVER OF SALES LOAD

  Continent upon notification to the Fund's Transfer Agent, no sales load shall be assessed on purchases of Class A Shares made:

* within 120 days of redeeming shares of an equal or greater amount;
* through a program offered by a Financial Intermediary that provides for the purchase of Shares without imposition of a sales charge (for example, a wrap account, self-directed brokerage account, retirement or other fee-based program offered by the Financial Intermediary) and where the Financial Intermediary has agreed with the principal underwriter not to receive a dealer reallowance on purchases under such program;
*    with reinvested dividends or capital gains;
* or Class A Shares, issued in connection with the merger, consolidation, or acquisition of the assets of another fund. Further, no sales load shall be assessed on purchases of Shares made by a shareholder that originally became a shareholder of a Federated Fund pursuant to the terms of an agreement and plan of reorganization which permits shareholders to acquire
Shares at NAV provided that such Shares are held directly with the Fund's transfer agent. If the Shares are held through a financial intermediary the sales charge waiver will not apply;
* by Federated Life Members (Federated shareholders who originally were issued shares through the "Liberty
Account", which was an account for the Liberty Family of Funds on February 28, 1987, or who invested through an affinity group prior to August 1, 1987, into the Liberty Account);
* by Directors, Trustees, employees, former employees and sales representatives of the Fund, the Adviser, the principal underwriter and their affiliates, employees of any investment professional that sells Shares according to a sales agreement with the principal underwriter, by the immediate family members of the above persons, and by trusts, pensions or profit-sharing plans for the above persons; and
*    pursuant to the exchange privilege.







 (I)  WAIVER OF CONTINGENT DEFFERED SALES CHARGE ON LARGE-TICKET
PURCHASES

Contingent upon notification to the Fund's principal underwriter or transfer agent, the 75 basis point (0.75%) CDSC applicable in connection with the "large-ticket" purchase program described above, will not be imposed on redemptions:

* following the death of the last surviving shareholder or post-purchase disability, as defined in Section 72(m)(7)
of the Internal Revenue Code of 1986;
*
  due to the termination of a trust following the death of the trustor/grantor or beneficiary, provided that the trust document specifically states that the trust is terminated upon the death
* representing minimum required distributions ("RMD") from an Individual Retirement Account or other retirement plan as required under the Internal Revenue Code;
* of Shares that were reinvested within 120 days of a previous redemption;
* of Shares held by the Directors, Trustees, employees, former employees and sales representatives of the Fund, the Adviser, the principal underwriter and their affiliates, employees of any investment professional that sells Shares according to a sales agreement with the principal underwriter, by the immediate family members of the above persons, and by trusts, pension or profit-sharing plans for the above persons;
* of Shares originally purchased through a program offered by a Financial Intermediary that provides for the purchase of Shares without imposition of a sales charge
(for example, a wrap account, self-directed brokerage account, retirement, or other fee-based program offered by the Financial Intermediary) and where the Financial Intermediary has agreed with the principal underwriter not to receive an advanced commission on purchases under such program;
* of Shares purchased with reinvested dividends or capital gains;
* imposed by the Fund when it closes an account for not meeting the minimum balance requirements; and
* of Shares which were purchased pursuant to an exchange privilege if the Shares were held for the applicable
CDSC holding period.

4.  SPECIAL OFFER PROGRAM

[NOTE: The 30 month CDSC period connected with of this program expired in September of 2002]
During the Special Offer Program which took place in March, 2000, the sales load was waived on purchases of Class A Shares of Federated Aggressive Growth Fund, Federated Communications Technology Fund, Federated Large Cap Growth Fund, and Federated International Small Company Fund (the "Special Offer Funds"). Instead, the principal underwriter paid an advance commission of 2.00% of the offering price of the Special Offer Funds to intermediaries participating in the Special Offer Program.
Class A Shares purchased through this Special Offer were subject to a CDSC of 2.00% on redemptions which occurred within 30 months after the purchase, which amount was to be paid to the principal underwriter in consideration for advancing the commission to intermediaries. Class A Shares of the Special Offer Funds purchased during the Special Offer Program could be exchanged with Class A Shares of other Special Offer Funds with no imposition of a sales load or CDSC fee. Class A Shares of the Special Offer Funds purchased during the Special Offer Program which were exchanged for Class A Shares of other Funds during the 30 month CDSC period incurred the CDSC fee upon redemption. However, no sales load was charged for such an exchange.

5.  REDEMPTION FEE

For purposes of Rule 11a-3 under the Act, any redemption fee received upon the redemption or exchange of Class A Shares will be applied to fees incurred or amount expended in connection with such redemption or exchange. The balance of any redemption fees shall be paid to the Fund.

A Fund shall waive any redemption fee with respect to (i) non-participant directed redemptions or exchanges involving Class A Shares held in retirement plans established under Section 401(a) or 401(k) of the Internal Revenue Code (the "Code"), custodial plan accounts established under Section 493(b)(7) of the Code, or deferred compensation plans established under Section 457 of the Code; (ii) redemptions or exchanges involving Class A Shares held in plans administered as college savings programs under
Section 529 of the Code; and (iii) Class A Shares redeemed due to the death of the last surviving shareholder on the account.



SCHEDULE OF FUNDS
OFFERING CLASS A SHARES

The Funds set forth on this Schedule each offer Class A Shares on the terms set forth in the Class A Shares Exhibit to the Multiple Class Plan, in each case as indicated below. The 12b-1 fees indicated are the maximum amounts authorized based on the average daily net asset value. Actual amounts accrued may be less.

1.  CLASS A SHARES SUBJECT TO THE BASIC LOAD SCHEDULE

MULTIPLE CLASS COMPANY
Series
12b-1Fee
Redemption Fee



FEDERATED EQUITY FUNDS
Federated Absolute Return Fund
0.05%
None
Federated Clover Small Value Fund
0.05%
None
Federated Clover Value Fund
0.05%
None
Federated Emerging Markets Equity Fund
0.05%
None
Federated InterContinental Fund
0.05%
None
Federated International Strategic Value Dividend Fund
0.05%
None
Federated Kaufmann Fund
0.25%
None
Federated Kaufmann Large Cap Fund
0.25%
None
Federated Kaufmann Small Cap Fund
0.25%
None
Federated MDT Mid-Cap Growth Strategies Fund
None
None
Federated Managed Risk Fund
0.05%
None
Federated Managed Volatility Fund
0.05%
None
Federated Prudent Bear Fund
0.05%
None
Federated Strategic Value Dividend Fund
0.05%
None



FEDERATED EQUITY INCOME FUND, INC.
0.05%
None



FEDERATED GLOBAL ALLOCATION FUND
None
None



FEDERATED HIGH YIELD TRUST
Federated Equity Advantage Fund
0.05%
None



FEDERATED INCOME SECURITIES TRUST
Federated Capital Income Fund
None
None
Federated Muni and Stock Advantage Fund
0.05%
None
Federated Prudent DollarBear Fund
0.05%
None
Federated Real Return Bond Fund
0.05%
None



FEDERATED MDT SERIES
Federated MDT All Cap Core Fund
0.05%
None
Federated MDT Balanced Fund
0.05%
None
Federated MDT Large Cap Growth Fund
0.05%
None
Federated MDT Small Cap Core Fund
0.05%
None
Federated MDT Small Cap Growth Fund
0.05%
None



FEDERATED MDT STOCK TRUST
0.05% (dormant)
None



FEDERATED WORLD INVESTMENT SERIES, INC.
Federated International Leaders Fund
0.05%
None
Federated International Small-Mid Company Fund
0.25%
2% on shares redeemed or exchanged within 30 days of purchase





2.  CLASS A SHARES SUBJECT TO THE FIXED INCOME LOAD SCHEDULE



MULTIPLE CLASS COMPANY
Series
12b-1Fee
Redemption Fee



FEDERATED FIXED INCOME SECURITIES, INC.
Federated Strategic Income Fund
None
None



FEDERATED GOVERNMENT INCOME SECURITIES, INC.
0.05%
None



FEDERATED HIGH INCOME BOND FUND, INC.
None
2% on shares redeemed or exchanged within 90 days of purchase



FEDERATED HIGH YIELD TRUST
Federated High Yield Trust
0.05%
2% on shares redeemed or exchanged within 90 days of purchase



FEDERATED INCOME SECURITIES TRUST
Federated Fund for U.S. Government Securities
None
None



FEDERATED INTERNATIONAL SERIES, INC.
Federated Global Total Return Bond fund (formerly Federated
International Bond Fund)
0.25%
None



FEDERATED INVESTMENT SERIES FUNDS, INC.
Federated Bond Fund
0.05%
None



FEDERATED MUNICIPAL SECURITIES FUND, INC.
None
None



FEDERATED MUNICIPAL SECURITIES INCOME TRUST
Federated Municipal High Yield Advantage Fund
0.05%
None
Federated New York Municipal Income Fund
0.05%
None
Federated Ohio Municipal Income Fund
0.05%
None
Federated Pennsylvania Municipal Income Fund
0.05%
None



FEDERATED TOTAL RETURN SERIES, INC.
Federated Total Return Bond Fund
0.25%
None



FEDERATED WORLD INVESTMENT SERIES, INC.
Federated Emerging Market Debt Fund
None
None




3.  Class A Shares Subject to the MODIFIED FIXED INCOME Sales Load
Schedule

MULTIPLE CLASS COMPANY
Series
12b-1Fee
Redemption Fee



FEDERATED INCOME SECURITIES TRUST
Federated Short-Term Income Fund
0.50%
None



FEDERATED INSTITUTIONAL TRUST
Federated Short-Intermediate Total Return Bond Fund
0.10%
None



FEDERATED SHORT-INTERMEDIATE DURATION MUNICIPAL TRUST
0.25%
None






4.  Class A Shares Subject to the Money Market Load Schedule

Multiple Class Company
Series
12b-1 Fee
Redemption Fee



MONEY MARKET OBLIGATIONS TRUST
Federated Government Reserves Fund
0.45%
None



5.  Class A Shares Subject to the Ultrashort Bond Load Schedule

Multiple Class Company
Series
12b-1 Fee
Redemption Fee



FEDERATED FIXED INCOME SECURITIES, INC.
Federated Municipal Ultrashort Fund
0.25%
None



FEDERATED INCOME SECURITIES TRUST
Federated Floating Rate Strategic Income Fund
0.10%
None



FEDERATED INSTITUTIONAL TRUST
Federated Government Ultrashort Duration Fund
0.25%
None



FEDERATED TOTAL RETURN SERIES, INC.
Federated Ultrashort Bond Fund
0.30%
None



6.  Class A Shares Not Participating in the Large Ticket Purchase
Program

Multiple Class Company
Series

Federated Fixed Income Securities, Inc.
Federated Municipal Ultrashort Fund

Federated Income Securities Trust
Federated Short-Term Income Fund

Federated Floating Rate Strategic Income Fund
Federated Institutional Trust

Federated Government Ultrashort Duration Fund
Federated Short-Intermediate Duration Municipal Trust

Federated Total Return Series, Inc.
Federated Ultrashort Bond Fund





CLASS B SHARES EXHIBIT
TO
MULTIPLE CLASS PLAN
(Revised 12/31/15)

1.  Separate Arrangement And Expense Allocation
For purposes of Rule 18f-3 under the Act, the basic distribution and shareholder servicing arrangement of the Class B Shares will consist of sales by financial intermediaries in consideration of the payment of an advance commission paid by the principal underwriter. Financial intermediaries may perform shareholder services and receive a shareholder service fee for their services. In consideration of advancing commissions and/or the provision of shareholder services, the principal underwriter may receive the contingent deferred sales charges paid upon redemption of Class B Shares, and/or shareholder service fees and/or fees under a 12b-1 plan. In connection with this basic arrangement, Class B Shares will bear the following fees and expenses:


Fees and Expenses
Maximum Amount Allocated Class B Shares

Sales Load
None

Contingent Deferred Sales Charge ("CDSC")
Up to 5.5% of the share price at the time of purchase or redemption, whichever is lower

Shareholder Service Fee
Up to 25 basis points (0.25%) of the average daily net asset value

12b-1 Fee
Up to 75 basis points (0.75%) of the average daily net asset value

Redemption Fee
As set forth in the attached Schedule

Other Expenses
Itemized expenses incurred by the Fund with respect to holders of Class B Shares as described in
Section 3 of the Plan



2.  Conversion and Exchange Privileges
For purposes of Rule 18f-3, Class B Shares have the following conversion rights and exchange privileges at the election of the shareholder:

Conversion Rights:
After Class B Shares have been held for eight years from the date of purchase, they will automatically convert into Class A Shares.


Exchange Privilege:
Class B Shares may be exchanged for Class B Shares of any other Fund. In any conversion or exchange, the shareholder shall receive shares having the same aggregate net asset value as the shares surrendered. Exchanges to any other Class shall be treated in the same manner as a redemption and purchase.





3.  Exceptions to Basic Arrangements
For purposes of Rules 6c-10 and 22d-1 under the Act, unless otherwise specified on the Schedule to this Exhibit, the scheduled variations in contingent deferred sales charges payable upon redemption are as follows:


  (A)  BASIC CDSC SCHEDULE

Shares Held Up to:
Have A CDSC Of:


1 year
5.50 %

2 years
4.75 %

3 years
4.00 %

4 years
3.00 %

5 years
2.00 %

6 years
1.00 %

7 years
0.00 %

8 years
Convert to Class A Shares



  (B)  WAIVER OF CDSC
Contingent upon notification to the Fund's principal underwriter or transfer agent, no CDSC will be imposed on redemptions:
* following the death of the last surviving shareholder or post-purchase disability, as defined in Section 72(m)(7) of the Internal Revenue Code of 1986;
* due to the termination of a trust following the death of the trustor/grantor or beneficiary, provided that the trust document specifically states that the trust is terminated upon the death
* representing minimum required distributions ("RMD") from an Individual Retirement Account or other retirement plan as required under the Internal Revenue Code;
* of Shares that were reinvested within 120 days of a previous redemption;
* of Shares held by the Directors, Trustees, employees, former employees and sales representatives of the Fund, the Adviser, the principal underwriter and their affiliates, employees of any investment professional that sells Shares according to a sales agreement with the principal underwriter, by the immediate family members of the above persons, and by trusts, pension or profit-sharing plans for the above persons;
* of Shares originally purchased through a program offered by a Financial Intermediary that provides for the purchase of Shares without imposition of a sales charge (for example, a wrap account, self-directed brokerage account, retirement, or other fee-based program offered by the Financial
Intermediary) and where the Financial Intermediary has agreed with the principal underwriter not to receive an advanced commission on purchases under such program;
* of Shares purchased with reinvested dividends or capital gains;
* imposed by the Fund when it closes an account for not meeting the minimum balance requirements; and
* of Shares which were purchased pursuant to an exchange privilege if the Shares were held for the applicable CDSC holding period.




  (C) SYSTEMATIC WITHDRAWAL PROGRAM
Contingent upon notification to the principal underwriter or the Fund's transfer agent, no CDSC will be imposed on redemptions that are qualifying redemptions of Class B Shares under a Systematic Withdrawal Program as described in the applicable prospectus and statement of additional information.

4.  Redemption Fee
For purposes of Rule 11a-3 under the Act, any redemption fee received upon the redemption or exchange of Class B Shares will be applied to fees incurred or amount expended in connection with such redemption or exchange. The balance of any redemption fees shall be paid to the Fund.
A Fund shall waive any redemption fee with respect to (i) non-participant directed redemptions or exchanges involving Class B Shares held in retirement plans established under Section 401(a) or 401(k) of the Internal Revenue Code (the "Code"), custodial plan accounts established under Section 493(b)(7) of the Code, or deferred compensation plans established under Section 457 of the Code; (ii) redemptions or exchanges involving Class B Shares held in plans administered as college savings programs under Section 529 of the Code; and (iii) Class B Shares redeemed due to the death of the last surviving shareholder on the account.




        SCHEDULE OF FUNDS
     OFFERING CLASS B SHARES

The Funds set forth on this Schedule each offer Class B Shares on the terms set forth in the Class B Shares Exhibit to the Multiple Class Plan, in each case as indicated below. The 12b-1 fees indicated are the maximum amounts authorized based on the average daily net asset value. Actual amounts accrued may be less.

CLASS B SHARES SUBJECT TO THE BASIC LOAD SCHEDULE

MULTIPLE CLASS COMPANY
Series
12b-1 Fee
Redemption Fee



FEDERATED EQUITY FUNDS:
Federated Absolute Return Fund
0.75%
None
Federated Clover Value Fund
0.75%
None
Federated InterContinental Fund
0.75%
None
Federated Kaufmann Fund
0.75%
None
Federated Kaufmann Small Cap Fund
0.75%
None
Federated MDT Mid-Cap Growth Strategies Fund
0.75%
None



FEDERATED EQUITY INCOME FUND, INC.
0.75%
None



FEDERATED FIXED INCOME SECURITIES, INC.:
Federated Strategic Income Fund
0.75%
None



FEDERATED GLOBAL ALLOCATION FUND
0.75%
None



FEDERATED GOVERNMENT INCOME SECURITIES, INC.
0.75%
None



FEDERATED HIGH INCOME BOND FUND, INC.
0.75%
2% on shares redeemed or exchanged within 90 days of purchase



FEDERATED INCOME SECURITIES TRUST:
Federated Capital Income Fund
0.75%
None
Federated Fund for U.S. Government Securities
0.75%
None
Federated Muni and Stock Advantage Fund
0.75%
None



FEDERATED INTERNATIONAL SERIES, INC.:
Federated Global Total Return Bond Fund (formerly Federated
International Bond Fund)
0.75%
None



FEDERATED INVESTMENT SERIES FUNDS, INC.:
Federated Bond Fund
0.75%
None








CLASS B SHARES SUBJECT TO THE BASIC LOAD SCHEDULE (continued)

Multiple Class Company
Series
12b-1 Fee
Redemption Fee



FEDERATED MDT SERIES:
Federated MDT Large Cap Growth Fund
0.75%
None
Federated MDT Small Cap Growth Fund
0.75%
None



FEDERATED MUNICIPAL SECURITIES FUND, INC.
0.75%
None



FEDERATED MUNICIPAL SECURITIES INCOME TRUST:
Federated Municipal High Yield Advantage Fund
0.75%
None
Federated New York Municipal Income Fund
0.75%
None
Federated Pennsylvania Municipal Income Fund
0.75%
None



FEDERATED TOTAL RETURN SERIES, INC.:
Federated Total Return Bond Fund
0.75%
None



FEDERATED WORLD INVESTMENT SERIES, INC.:
Federated Emerging Market Debt Fund
0.75%
None
Federated International Small-Mid Company Fund
0.75%
2% on shares redeemed or exchanged within 30 days of purchase
Federated International Leaders Fund
0.75%
None



MONEY MARKET OBLIGATIONS TRUST:
Federated Government Reserves Fund
0.75%
None






CLASS C SHARES EXHIBIT
TO
MULTIPLE CLASS PLAN
(REVISED 12/31/15)

1.  SEPARATE ARRANGEMENT AND EXPENSE ALLOCATION

For purposes of Rule 18f-3 under the Act, the basic distribution and shareholder servicing arrangement of the Class C Shares will consist of sales by financial intermediaries in consideration of an advance commission of up to 1.00% of the public offering price, paid by the principal underwriter. Financial intermediaries may also provide shareholder services and may receive shareholder services fees therefor. Additionally, the principal underwriter and financial intermediaries may receive distribution and/or administrative service fees under the 12b-1 Plan. In cases where the principal underwriter has advanced a commission to the financial intermediary, such 12b-1 fees will be paid to the financial intermediary beginning in the thirteenth month after purchase. In consideration of advancing commissions, the principal underwriter will receive the contingent deferred sales charges paid upon redemption of Class C Shares and payments made under the 12b-1 Plan for twelve months following the purchase. In connection with this basic arrangement, Class C Shares will bear the following fees and expenses:

Fees and Expenses
Maximum Amount Allocated Class C Shares

Contingent Deferred Sales Charge ("CDSC")
1.00% of the share price at the time of purchase or redemption, whichever is lower if redeemed within twelve months following purchase


Shareholder Service Fee
Up to 25 basis points (0.25%) of the average daily net asset value


12b-1 Fee
As set forth in the attached Schedule


Redemption Fee
As set forth in the attached Schedule


Other Expenses
Itemized expenses incurred by the Fund with respect to holders of Class C Shares as described in Section 3 of the Plan

2.  CONVERSION AND EXCHANGE PRIVILEGES

For purposes of Rule 18f-3, Class C Shares have the following conversion rights and exchange privileges at the election of the shareholder:

Conversion Rights:
At the election of the shareholder, Class C Shares that are not subject to a CDSC may be converted to Institutional Shares or Service Shares, provided that the shareholder meets the eligibility requirements for the Institutional Shares or Service
Shares, as applicable.


Exchange Privileges:
Class C Shares may be exchanged for Class C Shares of any other Fund.

In any exchange, the shareholder shall receive shares having the same aggregate net asset value as the shares surrendered.
Exchanges to any other Class shall be treated in the same manner as a redemption and purchase.




3.  EXCEPTIONS TO BASIC ARRANGEMENTS

For purposes of Rules 22d-1 and 6c-10 under the Act, unless otherwise specified on the Schedule to this Exhibit, the scheduled variations contingent deferred sales charges are as follows:

   (A)   WAIVER OF CDSC

* following the death of the last surviving shareholder or post-purchase disability, as defined in Section
72(m)(7) of the Internal Revenue Code of 1986;
* due to the termination of a trust following the death of the trustor/grantor or beneficiary, provided that the trust document specifically states that the trust is terminated upon the death
* representing minimum required distributions ("RMD") from an Individual Retirement Account or other retirement plan as required under the Internal Revenue
Code;
* of Shares that were reinvested within 120 days of a previous redemption;
* of Shares held by the Directors, Trustees, employees, former employees and sales representatives of the Fund, the Adviser, the principal underwriter and their affiliates, employees of any investment professional that sells Shares according to a sales agreement with the principal underwriter, by the immediate family members of the above persons, and by trusts, pension or profit-sharing plans for the above persons;
* of Shares originally purchased through a program offered by a Financial Intermediary that provides for the purchase of Shares without imposition of a sales charge (for example, a wrap account, self-directed brokerage account, retirement, or other fee-based program offered by the Financial Intermediary) and where the Financial Intermediary has agreed with the principal underwriter not to receive an advanced commission on purchases under such program;
* of Shares purchased with reinvested dividends or capital gains;
* imposed by the Fund when it closes an account for not meeting the minimum balance requirements; and
* of Shares which were purchased pursuant to an exchange privilege if the Shares were held for the applicable
CDSC holding period.



4.  REDEMPTION FEE

For purposes of Rule 11a-3 under the Act, any redemption fee received upon the redemption or exchange of Class C Shares will be applied to fees incurred or amount expended in connection with such redemption or exchange. The balance of any redemption fees shall be paid to the Fund.
A Fund shall waive any redemption fee with respect to (i) non-participant directed redemptions or exchanges involving Class C Shares held in retirement plans established under Section 401(a) or 401(k) of the Internal Revenue Code (the "Code"), custodial plan accounts established under Section 493(b)(7) of the Code, or deferred compensation plans established under Section 457 of the Code; (ii) redemptions or exchanges involving Class C Shares held in plans administered as college savings programs under
Section 529 of the Code; and (iii) Class C Shares redeemed due to the death of the last surviving shareholder on the account.





SCHEDULE OF FUNDS
OFFERING CLASS C SHARES

The Funds set forth on this Schedule each offer Class C Shares on the terms set forth in the Class C Shares Exhibit to the Multiple Class Plan, in each case as indicated below. The 12b-1 fees indicated are the maximum amounts authorized based on the average daily net asset value. Actual amounts accrued may be less.

CLASS C SHARES SUBJECT TO THE BASIC LOAD SCHEDULE

MULTIPLE CLASS COMPANY
Series
12b-1 Fee
Redemption Fee


FEDERATED EQUITY FUNDS:
Federated Absolute Return Fund
0.75%
None
Federated Clover Small Value Fund
0.75%
None
Federated Clover Value Fund
0.75%
None
Federated Emerging Markets Equity Fund
0.75%
None
Federated InterContinental Fund
0.75%
None
Federated International Strategic Value Dividend Fund
0.75%
None
Federated Kaufmann Fund
0.75%
None
Federated Kaufmann Large Cap Fund
0.75%
None
Federated Kaufmann Small Cap Fund
0.75%
None
Federated MDT Mid-Cap Growth Strategies Fund
0.75%
None
Federated Managed Volatility Fund
0.75%
None
Federated Prudent Bear Fund
0.75%
None
Federated Strategic Value Dividend Fund
0.75%
None



FEDERATED EQUITY INCOME FUND, INC.
0.75%
None



FEDERATED FIXED INCOME SECURITIES, INC.:
Federated Strategic Income Fund
0.75%
None



FEDERATED GLOBAL ALLOCATION FUND
0.75%
None



FEDERATED GOVERNMENT INCOME SECURITIES, INC.
0.75%
None



FEDERATED HIGH INCOME BOND FUND, INC.
0.75%
2% on shares redeemed or exchanged within 90 days of purchase



FEDERATED HIGH YIELD TRUST
0.75%
2% on shares redeemed or exchanged within 90 days of purchase



FEDERATED INCOME SECURITIES TRUST:
Federated Capital Income Fund
0.75%
None
Federated Floating Rate Strategic Income Fund
0.75%
None
Federated Fund for U.S. Government Securities
0.75%
None
Federated Muni and Stock Advantage Fund
0.75%
None
Federated Prudent DollarBear Fund
0.75%
None
Federated Real Return Bond Fund
0.75%
None



FEDERATED INDEX TRUST
Federated Max-Cap Index Fund
0.75%
None



FEDERATED INTERNATIONAL SERIES, INC.:
Federated Global Total Return Bond Fund (formerly Federated
International Bond Fund)
0.75%
None



FEDERATED INVESTMENT SERIES FUNDS, INC.:
Federated Bond Fund
0.75%
None



FEDERATED MDT SERIES:
Federated MDT All Cap Core Fund
0.75%
None
Federated MDT Balanced Fund
0.75%
None
Federated MDT Large Cap Growth Fund
0.75%
None
Federated MDT Small Cap Core Fund
0.75%
None
Federated MDT Small Cap Growth Fund
0.75%
None



FEDERATED MUNICIPAL SECURITIES FUND, INC.
0.75%
None



FEDERATED MUNICIPAL SECURITIES INCOME TRUST:
Federated Municipal High Yield Advantage Fund
0.75%
None



FEDERATED TOTAL RETURN SERIES, INC.:
Federated Total Return Bond Fund
0.75%
None



FEDERATED WORLD INVESTMENT SERIES, INC.:
Federated Emerging Market Debt Fund
0.75%
None
Federated International Leaders Fund
0.75%
None
Federated International Small-Mid Company Fund
0.75%
2% on shares redeemed or exchanged within 30 days of purchase



MONEY MARKET OBLIGATIONS TRUST:
Federated Government Reserves Fund
0.75%
None






CLASS R SHARES EXHIBIT
TO
MULTIPLE CLASS PLAN
(REVISED 1/1/17)


1.  SEPARATE ARRANGEMENT AND EXPENSE ALLOCATION

For purposes of Rule 18f-3 under the Act, the basic distribution and shareholder servicing arrangement for the Class R Shares will consist of:

(i) Excepting Federated Kaufmann Fund, sales by financial intermediaries to retirement plans, with shareholder services provided by the retirement plan record keepers; and

(ii) with respect to the Federated Kaufmann Fund, (a) sales by financial intermediaries to retirement plans; (b) the issuance of Class R Shares as provided in the Plan of Reorganization between the Federated-Kaufmann Fund and the Kaufmann Fund; (c) additional investments by former Kaufmann Fund shareholders and related persons; and (d) shareholder services provided by financial intermediaries..

Financial intermediaries and the principal underwriter may receive payments for distribution and/or administrative services under a Rule 12b-1 Plan, in addition, financial intermediaries may receive shareholder service fees for services provided. In connection with this basic arrangement, Class R Shares will bear the following fees and expenses:

Fees and Expenses
Maximum Amount Allocated Class R Shares


Sales Load
None

Contingent Deferred Sales Charge ("CDSC")
None

Redemption Fee
As set forth in the attached Schedule.

Shareholder Service Fee
As set forth in the attached Schedule

12b-1 Fee
As set forth in the attached Schedule

Other Expenses
Itemized expenses incurred by the Fund with respect to holders of Class R Shares as described in Section 3 of the Multiple Class Plan




2.  CONVERSION AND EXCHANGE PRIVILEGES

For purposes of Rule 18f-3, Class R Shares have the following conversion rights and exchange privileges at the election of the shareholder:

Conversion Rights:
At the election of the shareholder, Shares may be converted into any other
Share Class of the same Fund, provided that the shareholder meets the eligibility requirements for the Share Class into which the conversion is sought, as applicable.


Exchange Privilege:
With respect to the Kaufmann Fund, shareholders who are former shareholders of the
Kaufmann Fund, Inc. and their immediate family members or shareholders who have purchased shares through the financial intermediary relationships that existed for the
Kaufmann Fund may exchange their Class R Shares for Class A Shares of any other fund.
Investors who are eligible to purchase Class R Shares (e.g. 401(k) plans, 457 plans, employer sponsored 403(b) plans, profit sharing and money purchase pension plans, defined benefit plans, non-qualified deferred compensation plans and IRA rollovers from such plans, directly or through financial intermediaries as well as IRAs held through financial intermediaries who hold the IRAs in an omnibus account)) may exchange their
Class R Shares into Class R Shares of any other Fund. A Grandfathered Shareholder may exchange into Class R Shares of another Fund only if such shareholder is an eligible investor in the Class R Shares of that Fund.
With respect to the other funds, Class R Shares may be exchanged for Class R Shares, including the Kaufmann Fund.


In any exchange, the shareholder shall receive shares having the same aggregate net asset value as the shares surrendered, after the payment of any redemption fees to the Fund. Exchanges to any other Class shall be treated in the same manner as a redemption and purchase.

3.  REDEMPTION FEE

For purposes of Rule 11a-3 under the Act, any redemption fee received upon the redemption or exchange of Class R Shares will be applied to fees incurred or amounts expended in connection with such redemption or exchange. The balance of any redemption fees shall be paid to the Fund.
A Fund shall waive any redemption fee with respect to Class R Shares redeemed or exchange by employer-sponsored retirement plans.



SCHEDULE OF FUNDS
OFFERING CLASS R SHARES

The Funds set forth on this Schedule each offer Class R Shares on the terms set forth in the Class R Shares Exhibit to the Multiple Class Plan, in each case as indicated below. The 12b-1 fees indicated are the maximum amounts authorized based on the average daily net asset value. Actual amounts accrued may be less.

MULTIPLE CLASS COMPANY
Series
12b-1 Fee
Shareholder Services Fee
Redemption Fee




FEDERATED EQUITY FUNDS:
Federated Clover Value Fund
0.50%
None
None
Federated Kaufmann Fund
0.50%
0.25%
0.20%
Federated Kaufmann Small Cap Fund
0.50%
None
None




FEDERATED EQUITY INCOME FUND, INC.
0.50%
None
None








FEDERATED INCOME SECURITIES TRUST
Federated Capital Income Fund
0.50%
None
None




FEDERATED INDEX TRUST:
Federated Max-Cap Index Fund
0.50%
None
None






FEDERATED U.S. GOVERNMENT SECURITIES FUND: 2-5 YEARS
0.50%
None
None








MONEY MARKET OBLIGATIONS TRUST:
Federated Government Obligations Fund
0.50%
0.25%
None
Federated Prime Cash Obligations Fund
0.50%
0.25%
None




FEDERATED WORLD INVESTMENT SERIES, INC.
Federated International Leaders Fund
0.50%
None
None










CLASS R6 SHARES EXHIBIT
TO
MULTIPLE CLASS PLAN
(REVISED AS OF 10/1/16)

1.  SEPARATE ARRANGEMENT AND EXPENSE ALLOCATION

For purposes of Rule 18f-3 under the Act, the basic distribution and shareholder servicing arrangement of the Class R6 Shares will consist of:

(i)
sales and shareholder servicing by financial intermediaries to the following categories of investors
("Eligible Investors"):

* An investor participating in a wrap program or other fee-based program sponsored by a financial intermediary;
* An investor participating in a no-load network or platform sponsored by a financial intermediary where
Federated has entered into an agreement with the intermediary;
* A trustee/director, employee or former employee of the Fund, the Adviser, the Distributor and their affiliates; an immediate family member of these individuals, or a trust, pension or profit-sharing plan for these individuals;
*  An employer-sponsored retirement plan;
* A trust institution investing on behalf of its trust customers;
*  An investor, other than a natural person, purchasing
Shares directly from the Fund;
*  A Federated Fund;
*  An investor (including a natural person) who acquired
R6 Shares pursuant to the terms of an agreement and plan of reorganization which permits the investor to acquire such Shares; and
* In connection with an acquisition of an investment management or advisory business, or related investment services, products or assets, by Federated or its investment advisory subsidiaries, an investor
(including a natural person) who (1) becomes a client of an investment advisory subsidiary of Federated or
(2) is a shareholder or interest holder of a pooled investment vehicle or product that becomes advised or subadvised by a Federated investment advisory subsidiary as a result of such an acquisition other than as a result of a fund reorganization transaction pursuant to an agreement and plan of reorganization.

In connection with this arrangement, Class R6 Shares will bear the following fees and expenses:

Fees and Expenses
Maximum Amount Allocated R6 Shares

Sales Load
None

Contingent Deferred Sales Charge ("CDSC")
None

Shareholder Service Fee
None

Redemption Fee
None

12b-1 Fee
None

Other Expenses
Itemized expenses incurred by the Fund with respect to holders of Class R6 Shares.



2.  CONVERSION AND EXCHANGE PRIVILEGES

For purposes of Rule 18f-3, Class R6 Shares have the following conversion rights and exchange privileges at the election of the shareholder:

Conversion Rights:
None


Exchange Privileges:
Class R6 Shares may be exchanged into any Federated fund or share class that does not have a stated sales charge or contingent deferred sales charge, except Shares of Federated
Institutional Prime 60 Day Fund, Federated Institutional Money Market Management, Federated
Institutional Prime Obligations Fund, Federated Institutional Tax-
Free Cash Trust,
Federated Institutional Prime Value Obligations Fund, Class A Shares of Federated
Government Reserves Fund and Class R Shares of any Fund, provided that the shareholder meets any shareholder eligibility and minimum initial investment requirements for the
Shares to be purchased, (if applicable), both accounts have identical registrations, and the shareholder receives a prospectus for the fund in which the shareholder wishes to exchange.

In any exchange, the shareholder shall receive shares having the same aggregate net asset value as the shares surrendered, after the payment of any redemption fees to the Fund. Exchanges to any other Class shall be treated in the same manner as a redemption and purchase.




SCHEDULE OF FUNDS
OFFERING CLASS R6 SHARES

The Funds set forth on this Schedule each offer Class R6 Shares on the terms set forth in the Class R6 Shares Exhibit to the Multiple Class Plan.

MULTIPLE CLASS COMPANY
  Series

FEDERATED EQUITY FUNDS
  Federated Clover Small Value Fund
  Federated InterContinental Fund
  Federated Kaufmann Large Cap Fund
  Federated Strategic Value Dividend Fund
  Federated International Strategic Income Fund
  Federated InterContinental Fund
  Federated MDT Mid Cap Growth Strategies Fund

FEDERATED GLOBAL ALLOCATION FUND

FEDERATED HIGH YIELD TRUST

FEDERATED INCOME SECURITIES TRUST
Federated Floating Rate Strategic Income Fund

FEDERATED INDEX TRUST
Federated Mid-Cap Index Fund

FEDERATED INSTITUTIONAL TRUST
Federated Government Ultrashort Duration Fund
Federated Institutional High Yield Bond Fund
Federated Short-Intermediate Total Return Bond Fund
Federated Short-Term Income Fund

FEDERATED INVESTMENT SERIES FUNDS,  INC.
Federated Bond Fund

FEDERATED MDT SERIES
Federated MDT Small Cap Core Fund
Federated MDT Small Cap Growth Fund
Federated MDT All Cap Core Fund
Federated MDT Balanced Fund

FEDERATED MDT STOCK TRUST

FEDERATED TOTAL RETURN GOVERNMENT BOND FUND

FEDERATED TOTAL RETURN SERIES, INC.
  Federated Total Return Bond Fund

FEDERATED WORLD INVESTMENT SERIES, INC.

  Federated International Leaders Fund




INSTITUTIONAL/WEALTH SHARES EXHIBIT
TO
MULTIPLE CLASS PLAN
(REVISED 10/1/16)

1.  SEPARATE ARRANGEMENT AND EXPENSE ALLOCATION

For purposes of Rule 18f-3 under the Act, the basic distribution and shareholder servicing arrangement of the Institutional and Wealth Shares will consist of

(i)
with respect to money market funds, sales and shareholder servicing by financial intermediaries; and


(ii)
with respect to fluctuating NAV funds, sales and shareholder servicing by financial intermediaries to the following categories of investors ("Eligible
Investors");

*  An investor participating in a wrap program or other
fee-based program sponsored by a financial
intermediary;
*  An investor participating in a no-load network or
platform sponsored by a financial intermediary where
Federated has entered into an agreement with the
intermediary;
*
A trustee/director, employee or former employee of the Fund, the Adviser, the Distributor and their affiliates; an immediate family member of these individuals, or a trust, pension or profit-sharing plan for these individuals;
*  An employer-sponsored retirement plan;
* A trust institution investing on behalf of its trust customers;
*  A Federated Fund;
*  An investor, other than a natural person, purchasing
Shares directly from the Fund;
*  An investor (including a natural person) who owned
Shares as of December 31, 2008;
* Without regard to the initial investment minimum, an investor who acquired Institutional and/or Wealth
Shares pursuant to the terms of an agreement and plan of reorganization which permits the investor to acquire such Shares; and
* Without regard to the initial investment minimum, in connection with an acquisition of an investment management or advisory business, or related investment services, products or assets, by Federated or its investment advisory subsidiaries, an investor
(including a natural person) who (1) becomes a client of an investment advisory subsidiary of Federated or
(2) is a shareholder or interest holder of a pooled investment vehicle or product that becomes advised or subadvised by a Federated investment advisory subsidiary as a result of such an acquisition other than as a result of a fund reorganization transaction pursuant to an agreement and plan of reorganization.





The principal underwriter and financial intermediaries may receive payments for distribution and/or administrative services under a Rule 12b-1 Plan and financial intermediaries may also receive shareholder service fees for services provided. In connection with this basic arrangement, Institutional and Wealth Shares will bear the following fees and expenses:

Fees and Expenses
Maximum Amount Allocated Institutional and Wealth Shares

Sales Load
None

Contingent Deferred Sales Charge ("CDSC")
None

Shareholder Service Fee
As set forth in the attached Schedule

12b-1 Fee
As set forth in the attached Schedule

Other Expenses
Itemized expenses incurred by the Fund with respect to holders of Institutional and/or Wealth Shares as described in Section 3 of the Plan



2.  CONVERSION AND EXCHANGE PRIVILEGES

For purposes of Rule 18f-3, Institutional and Wealth Shares have the following conversion rights and exchange privileges at the election of the shareholder:

Conversion Rights:
None



Exchange Privilege:
Institutional and/or Wealth Shares may be exchanged into any Federated fund or share class that does not have a stated sales charge or contingent deferred sales charge, except Shares of Federated Institutional Prime 60 Day Fund, Federated Institutional
Money Market Management, Federated Institutional Prime Obligations
Fund, Federated
Institutional Tax-Free Cash Trust, Federated Institutional Prime
Value Obligations
Fund, Class A Shares of Federated Government Reserves Fund and Class R Shares of any
Fund, provided that the shareholder meets any shareholder eligibility and minimum initial investment requirements for the Shares to be purchased, (if applicable), both accounts have identical registrations, and the shareholder receives a prospectus for the fund in which the shareholder wishes to exchange.

In any exchange, the shareholder shall receive shares having the same aggregate net asset value as the shares surrendered.
Exchanges to any other Class shall be treated in the same manner as a redemption and purchase.



3.  REDEMPTION FEE.

For purposes of Rule 11a-3 under the Act, any redemption fee received upon the redemption or exchange of Institutional and/or
Wealth Shares will be applied to fees incurred or amount expended in connection with such redemption or exchange. The balance of any redemption fees shall be paid to the Fund.

A Fund shall waive any redemption fee with respect to (i) non-participant directed redemptions or exchanges involving Institutional and/or Wealth Shares held in retirement plans established under Section 401(a) or 401(k) of the Internal Revenue Code (the "Code"), custodial plan accounts established under Section 493(b)(7) of the Code, or deferred compensation plans established under Section 457 of the Code; (ii) redemptions or exchanges involving Institutional and/or Wealth Shares held in plans administered as college savings programs under Section 529 of the Code; and (iii) Institutional and/or Wealth Shares redeemed due to the death of the last surviving shareholder on the account.




SCHEDULE OF FUNDS
OFFERING INSTITUTIONAL SHARES

The Funds set forth on this Schedule each offer Institutional Shares on the terms set forth in the Institutional/-Wealth Shares Exhibit to the Multiple Class Plan, in each case as indicated below. The 12b-1 fees indicated are the maximum amounts authorized based on the average daily net asset value. Actual amounts accrued may be less.

MULTIPLE CLASS COMPANY
Series
12b-1 Fee
Shareholder Service Fee
Redemption Fee




FEDERATED ADJUSTABLE RATE SECURITIES FUND
None
0.25%
None




FEDERATED EQUITY FUNDS:
Federated Absolute Return Fund
None
None
None
Federated Clover Small Value Fund
None
None
None
Federated Clover Value Fund
None
None
None
Federated Emerging Markets Equity Fund
None
None
None
Federated InterContinental Fund
None
None
None
Federated International Strategic Value Dividend Fund
None
None
None
Federated Kaufmann Fund
None
None
None
Federated Kaufmann Large Cap Fund
None
None
None
Federated Kaufmann Small Cap Fund
None
None
None
Federated MDT Mid-Cap Growth Strategies Fund
None
None
None
Federated Managed Risk Fund
None
None
None
Federated Managed Volatility Fund
None
None
None
Federated Prudent Bear Fund
None
None
None
Federated Strategic Value Dividend Fund
None
None
None




FEDERATED EQUITY INCOME FUND, INC.
None
None
None




FEDERATED FIXED INCOME SECURITIES, INC.:
Federated Municipal Ultrashort Fund
None
None
None
Federated Strategic Income Fund
None
None
None




FEDERATED GLOBAL ALLOCATION FUND)
None
None
None




FEDERATED GOVERNMENT INCOME TRUST
None
0.25%
None




FEDERATED HIGH YIELD TRUST

Federated High Yield Trust
None
None
None
Federated Equity Advantage Fund
None
None
None







FEDERATED INCOME SECURITIES TRUST:
Federated Capital Income Fund
None
None
None
Federated Floating Rate Strategic Income Fund
None
None
None
Federated Intermediate Corporate Bond Fund
None
0.25%
None
Federated Muni and Stock Advantage Fund
None
None
None
Federated Prudent DollarBear Fund
None
None
None
Federated Real Return Bond Fund
None
0.25%
None
Federated Short-Term Income Fund
None
0.25%
None




FEDERATED INDEX TRUST:
Federated Max-Cap Index Fund
None
0.25%
None
Federated Mid-Cap Index Fund
None
None
None








FEDERATED INSTITUTIONAL TRUST:
Federated Government Ultrashort Duration Fund
None
None
None
Federated Short-Intermediate Total Return Bond Fund
None
None
None




FEDERATED INTERNATIONAL SERIES, INC.
Federated Global Total Return Bond Fund (formerly Federated
International Bond Fund)
None
None
None




FEDERATED INVESTMENT SERIES FUND, INC.
Federated Bond Fund
None
None
None




FEDERATED MDT SERIES:
Federated MDT All Cap Core Fund
None
None
None
Federated MDT Balanced Fund
None
None
None
Federated MDT Large Cap Growth Fund
None
None
None
Federated MDT Small Cap Core Fund
None
None
None
Federated MDT Small Cap Growth Fund
None
None
None




FEDERATED MDT STOCK TRUST
None
0.25%
None




FEDERATED MUNICIPAL SECURITIES INCOME TRUST
Federated Municipal High Yield Advantage Fund
None
None
None




FEDERATED SHORT-INTERMEDIATE DURATION MUNICIPAL TRUST
None
0.25%
None




FEDERATED TOTAL RETURN GOVERNMENT BOND FUND
None
None
None




FEDERATED TOTAL RETURN SERIES, INC.:
Federated Mortgage Fund
None
0.25%
None
Federated Total Return Bond Fund
None
None
None
Federated Ultrashort Bond Fund
None
0.25%
None




FEDERATED U.S. GOVERNMENT SECURITIES FUND:  1-3 YEARS
None
0.25%
None




FEDERATED U.S. GOVERNMENT SECURITIES FUND:  2-5 YEARS
None
0.25%
None




FEDERATED WORLD INVESTMENT SERIES, INC.
Federated Emerging Market Debt Fund
None
None
None
Federated International Leaders Fund
None
None
None
Federated International Small-Mid Company Fund
None
None
2% on shares redeemed or exchanged within 90 days of purchase




INTERMEDIATE MUNICIPAL TRUST:
Federated Intermediate Municipal Trust
None
0.25%
None




MONEY MARKET OBLIGATIONS TRUST:
Federated Government Obligations Fund
None
0.25%
None
Federated Government Obligations Tax-Managed Fund
None
0.25%
None
Federated Money Market Management
None
0.25%
None
Federated Institutional Prime Obligations Fund
None
0.25%
None
Federated Institutional Tax-Free Cash Trust
None
0.25%
None
Federated Treasury Obligations Fund
None
0.25%
None
Federated Trust for U.S. Treasury Obligations
None
None
None
Federated U.S. Treasury Cash Reserves
None
0.25%
None



SCHEDULE OF FUNDS
OFFERING WEALTH SHARES

The Retail Money Market Funds set forth on this Schedule each offer Wealth Shares on the terms set forth in the Institutional/Wealth Shares Exhibit to the Multiple Class Plan, in each case as indicated below. The 12b-1 fees indicated are the maximum amounts authorized based on the average daily net asset value. Actual amounts accrued may be less.

MULTIPLE CLASS COMPANY
Series
12b-1 Fee
Shareholder Service Fee
Redemption Fee




MONEY MARKET OBLIGATIONS TRUST:
Federated California Municipal Cash Trust
None
0.25%
None
Federated Florida Municipal Cash Trust
0.25%
0.25%
None
Federated Michigan Municipal Cash Trust
None
0.25%
None
Federated Minnesota Municipal Cash Trust
None
0.25%
None
Federated Municipal Obligations Fund
None
0.25%
None
Federated New Jersey Municipal Cash Trust
None
0.25%
None
Federated New York Municipal Cash Trust
None
0.25%
None
Federated Ohio Municipal Cash Trust
None
0.25%
None
Federated Pennsylvania Municipal Cash Trust
None
0.25%
None
Federated Prime Cash Obligations Fund
None
0.25%
None
Federated Tax-Free Obligations Fund
None
0.25%
None
Federated Virginia Municipal Cash Trust
None
0.25%
None